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                                     Rule 497(e) File Nos. 2-99977 and 811-4596

SUPPLEMENT

DATED JUNE 5, 2000 TO
PROSPECTUS DATED DECEMBER 31, 1999
AS AMENDED MAY 1, 2000

CITIFUNDS(SM) CASH RESERVES
CITIFUNDS(SM) U.S. TREASURY RESERVES
CITIFUNDS(SM) TAX FREE RESERVES
CITIFUNDS(SM) CALIFORNIA TAX FREE RESERVES
CITIFUNDS(SM) CONNECTICUT TAX FREE RESERVES
CITIFUNDS(SM) NEW YORK TAX FREE RESERVES

The second to the last paragraph on page 62 of the Prospectus is deleted and replaced with the following:

Class A or Class B shareholders of Cash Reserves who obtain their shares as a result of an exchange from a Concert or Smith Barney brand fund may only exchange their shares for shares of the same class of another Concert or Smith Barney brand fund.